EXHIBIT 4.69

19 March 2025

XIANG H119 INTERNATIONAL SHIP LEASE CO., LIMITED

XIANG H129 INTERNATIONAL SHIP LEASE CO., LIMITED

XIANG H130 INTERNATIONAL SHIP LEASE CO., LIMITED

XIANG H131 INTERNATIONAL SHIP LEASE CO., LIMITED

XIANG H132 INTERNATIONAL SHIP LEASE CO., LIMITED

JIAHAI INTERNATIONAL SHIP LEASE CO., LIMITED

JIALONG INTERNATIONAL SHIP LEASE CO., LIMITED

LONGSHI INTERNATIONAL SHIP LEASE CO., LIMITED

LONGLI INTERNATIONAL SHIP LEASE CO., LIMITED

XIANG L33 HK INTERNATIONAL SHIP LEASE CO., LIMITED

XIANG T51 HK INTERNATIONAL SHIP LEASE CO., LIMITED

as Owners

SILVANUS MARINE COMPANY

MORVEN CHARTERING INC.

ISOLDE SHIPPING INC.

VELOUR MANAGEMENT CORP.

ENPLO SHIPPING LIMITED

OLYMPIA II NAVIGATION LIMITED

PINGEL NAVIGATION LIMITED

EVIAN SHIPTRADE LTD

ANTHIMAR MARINE INC.

EBBA NAVIGATION LIMITED

CLAN NAVIGATION LIMITED

as Charterers

NAVIOS PARTNERS CONTAINERS INC.

as Shareholder

NAVIOS SHIPMANAGEMENT INC.

NAVIOS CONTAINERS MANAGEMENT INC.

as Approved Managers

NAVIOS MARITIME PARTNERS L.P.

as Guarantor

FOURTH SUPPLEMENTAL AGREEMENT

relating to the bareboat charters of m.v.s “Navios Summer”, “Navios Verano” (previously known as “Matson Oahu”), “Navios Indigo”, “Navios Vermilion”, “Navios Verde”, “Navios Domino”, m.v. “Matson Oahu” (previously known as “Navios Delight”), “Matson Lanai”, “Navios Amarillo”, “Navios Destiny” and “Navios Devotion” each dated 23 October 2022

EXHIBIT 4.69

INDEX

Clause Page

1	DEFINITIONS AND INTERPRETATION	6
2	SPECIFIC AMENDMENTS TO CHARTERS	8
3	REPRESENTATIONS AND WARRANTIES	15
4	AMENDMENTS TO LEASING DOCUMENTS	16
5	OBLIGOR CONFIRMATION	17
6	FURTHER ASSURANCES	18
7	COSTS AND EXPENSES	18
8	SUPPLEMENTAL PROVISIONS	18
9	GOVERNING LAW	19
10	ARBITRATION	19
EXECUTION PAGE		21
SCHEDULE 1 CONDITIONS PRECEDENT		32

1 SINGAPORE/91684930v2

(BCLC Navios - Third Supplemental Agreement)

THIS SUPPLEMENTAL AGREEMENT (the “Supplemental Agreement”) is made on19 March 2025

BETWEEN:

(1) XIANG H119 INTERNATIONAL SHIP LEASE CO., LIMITED, a company incorporated under the laws of Hong Kong with business registration number 74344125 whose registered office is at 17/F Beautiful Group Tower 77, Connaught Rd Central, Hong Kong (“Owner B”);

(2) XIANG H129 INTERNATIONAL SHIP LEASE CO., LIMITED, a company incorporated under the laws of Hong Kong with business registration number 74414144 whose registered office is at 17/F Beautiful Group Tower 77, Connaught Rd Central, Hong Kong (“Owner C”);

(3) XIANG H130 INTERNATIONAL SHIP LEASE CO., LIMITED, a company incorporated under the laws of Hong Kong with business registration number 74414209 whose registered office is at 17/F Beautiful Group Tower 77, Connaught Rd Central, Hong Kong (“Owner D”);

(4) XIANG H131 INTERNATIONAL SHIP LEASE CO., LIMITED, a company incorporated under the laws of Hong Kong with business registration number 74440458 whose registered office is at 17/F Beautiful Group Tower 77, Connaught Rd Central, Hong Kong (“Owner E”);

(5) XIANG H132 INTERNATIONAL SHIP LEASE CO., LIMITED, a company incorporated under the laws of Hong Kong with business registration number 74440474 whose registered office is at 17/F Beautiful Group Tower 77, Connaught Rd Central, Hong Kong (“Owner F”);

(6) JIAHAI INTERNATIONAL SHIP LEASE CO., LIMITED, a company incorporated under the laws of Hong Kong with business registration number 65509308 whose registered office is at 1/F Far East Consortium Bldg, 121 Des Voeux Rd Central, Hong Kong (“Owner G”);

(7) JIALONG INTERNATIONAL SHIP LEASE CO., LIMITED, a company incorporated under the laws of Hong Kong with business registration number 65509413 whose registered office is at 1/F Far East Consortium Bldg, 121 Des Voeux Rd Central, Hong Kong (“Owner H”);

(8) LONGSHI INTERNATIONAL SHIP LEASE CO., LIMITED, a company incorporated under the laws of Hong Kong with business registration number 66277441 whose registered office is at 1/F Far East Consortium Bldg, 121 Des Voeux Rd Central, Hong Kong (“Owner I”);

(9) LONGLI INTERNATIONAL SHIP LEASE CO., LIMITED, a company incorporated under the laws of Hong Kong with business registration number 66277556 whose registered office is at 1/F Far East Consortium Bldg, 121 Des Voeux Rd Central, Hong Kong (“Owner J”);

(10) XIANG L33 HK INTERNATIONAL SHIP LEASE CO., LIMITED, a company incorporated under the laws of Hong Kong with business registration number 70382317 whose registered office is at 1/F Far East Consortium Bldg, 121 Des Voeux Rd Central, Hong Kong (“Owner K”);

(11) XIANG T51 HK INTERNATIONAL SHIP LEASE CO., LIMITED, a company incorporated under the laws of Hong Kong with business registration number 69095062 whose registered office is at 18/F 20 Pedder Street Central, Hong Kong (“Owner L”, and together with Owner B, Owner C, Owner D, Owner E, Owner F, Owner G, Owner H, Owner I, Owner J and Owner K, shall be collectively known as the “Owners” and any or, as the case may be, each an “Owner”);

(12) SILVANUS MARINE COMPANY, a corporation incorporated and existing under the laws of the Republic of the Marshall Islands with registration number 90547 and having its registered address at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro MH 96960, the Republic of the Marshall Islands (“Charterer B”);

(13) MORVEN CHARTERING INC., a corporation incorporated and existing under the laws of the Republic of the Marshall Islands with registration number 90549 and having its registered address at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro MH 96960, the Republic of the Marshall Islands (“Charterer C”);

(14) ISOLDE SHIPPING INC., a corporation incorporated and existing under the laws of the Republic of the Marshall Islands with registration number 90544 and having its registered address at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro MH 96960, the Republic of the Marshall Islands (“Charterer D”);

(15) VELOUR MANAGEMENT CORP., a corporation incorporated and existing under the laws of the Republic of the Marshall Islands with registration number 90545 and having its registered address at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro MH 96960, the Republic of the Marshall Islands (“Charterer E”);

(16) ENPLO SHIPPING LIMITED, a corporation incorporated and existing under the laws of the Republic of the Marshall Islands with registration number 90542 and having its registered address at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro MH 96960, the Republic of the Marshall Islands (“Charterer F”);

(17) OLYMPIA II NAVIGATION LIMITED, a corporation incorporated and existing under the laws of the Republic of the Marshall Islands whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro MH 96960, the Republic of the Marshall Islands (“Charterer G”);

(18) PINGEL NAVIGATION LIMITED, a corporation incorporated and existing under the laws of the Republic of the Marshall Islands whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro MH 96960, the Republic of the Marshall Islands (“Charterer H”);

(19) EVIAN SHIPTRADE LTD, a corporation incorporated and existing under the laws of the Republic of the Marshall Islands with registration number 90543 and having its registered address at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro MH 96960, the Republic of the Marshall Islands (“Charterer I”);

(20) ANTHIMAR MARINE INC., a corporation incorporated and existing under the laws of the Republic of the Marshall Islands with registration number 90540 and having its registered address at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro MH 96960, the Republic of the Marshall Islands (“Charterer J”);

(21) EBBA NAVIGATION LIMITED, a corporation incorporated and existing under the laws of the Republic of the Marshall Islands whose registered address at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro MH 96960, the Republic of the Marshall Islands (“Charterer K”);

(22) CLAN NAVIGATION LIMITED, a corporation incorporated and existing under the laws of the Republic of the Marshall Islands whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro MH 96960, the Republic of the Marshall Islands (“Charterer L” and together with Charterer B, Charterer C, Charterer D, Charterer E, Charterer F, Charterer G, Charterer H, Charterer I, Charterer J and Charterer K, shall be collectively referred to as the “Charterers” and any or, as the case may be, each a “Charterer”);

(23) NAVIOS PARTNERS CONTAINERS INC., a corporation incorporated and existing under the laws of the Republic of the Marshall Islands with registration number 90195 and having its registered address at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro MH 96960, the Republic of the Marshall Islands (the “Shareholder”);

(24) NAVIOS SHIPMANAGEMENT INC., a corporation incorporated and existing under the laws of the Republic of the Marshall Islands with registration number 10207 and having its registered address at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro MH 96960, the Republic of the Marshall Islands (the “Main Manager”);

(25) NAVIOS CONTAINERS MANAGEMENT INC., a corporation incorporated and existing under the laws of the Republic of the Marshall Islands with registration number 94473 and having its registered address at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro MH 96960, the Republic of the Marshall Islands (the “Sub-Manager”, together with the Main Manager, the “Approved Managers”); and

(26) NAVIOS MARITIME PARTNERS L.P., a limited partnership duly formed and existing under the laws of the Republic of the Marshall Islands and having its registered address at Trust Company Complex, Ajeltake Road, Majuro, Marshall Islands, MH 96960 (the “Guarantor”),

(the parties above collectively known as the “Parties” and any or, as the case may be, each a “Party”)

BACKGROUND

(A) By a bareboat charter dated 23 October 2022 (as amended and supplemented by a supplemental agreement dated 14 July 2023, a second supplemental agreement dated 1 September 2023 and a third supplemental agreement dated 8 May 2024, the “Charter B”) and made between Charterer B and Owner B, Owner B has agreed to bareboat charter Vessel B to Charterer B pursuant to the terms and conditions contained therein.

(B) By a bareboat charter dated 23 October 2022 (as amended and supplemented by a supplemental agreement dated 14 July 2023, a second supplemental agreement dated 1 September 2023 and a third supplemental agreement dated 8 May 2024, the “Charter C”), and made between Charterer C and Owner C, Owner C has agreed to bareboat charter Vessel C to Charterer C pursuant to the terms and conditions contained therein.

(C) By a bareboat charter dated 23 October 2022 (as amended and supplemented by a supplemental agreement dated 14 July 2023, a second supplemental agreement dated 1 September 2023 and a third supplemental agreement dated 8 May 2024, the “Charter D”) and made between Charterer D and Owner D, Owner D has agreed to bareboat charter Vessel D to Charterer D pursuant to the terms and conditions contained therein.

(D) By a bareboat charter dated 23 October 2022 (as amended and supplemented by a supplemental agreement dated 14 July 2023, by a second supplemental agreement dated 1 September 2023 and a third supplemental agreement dated 8 May 2024, the “Charter E”) and made between Charterer E and Owner E, Owner E has agreed to bareboat charter Vessel E to Charterer E pursuant to the terms and conditions contained therein.

(E) By a bareboat charter dated 23 October 2022 (as amended and supplemented by a supplemental agreement dated 14 July 2023, a second supplemental agreement dated 1 September 2023 and a third supplemental agreement dated 8 May 2024, the “Charter F”) and made between Charterer F and Owner F, Owner F has agreed to bareboat charter Vessel F to Charterer F pursuant to the terms and conditions contained therein.

(F) By a bareboat charter dated 23 October 2022 (as amended and supplemented by a supplemental agreement dated 14 July 2023, a second supplemental agreement dated 1 September 2023 and a third supplemental agreement dated 8 May 2024, the “Charter G”) and made between Charterer G and Owner G, Owner G has agreed to bareboat charter Vessel G to Charterer G pursuant to the terms and conditions contained therein.

(G) By a bareboat charter dated 23 October 2022 (as amended and supplemented by a supplemental agreement dated 14 July 2023, a second supplemental agreement dated 1 September 2023, a side letter dated 13 November 2023 and a third supplemental agreement dated 8 May 2024, the “Charter H”) and made between Charterer H and Owner H, Owner H has agreed to bareboat charter Vessel H to Charterer H pursuant to the terms and conditions contained therein.

(H) By a bareboat charter dated 23 October 2022 (as amended and supplemented by a supplemental agreement dated 14 July 2023, a second supplemental agreement dated 1 September 2023 and a third supplemental agreement dated 8 May 2024, the “Charter I”) and made between Charterer I and Owner I, Owner I has agreed to bareboat charter Vessel I to Charterer I pursuant to the terms and conditions contained therein.

(I) By a bareboat charter dated 23 October 2022 (as amended and supplemented by a supplemental agreement dated 14 July 2023, a second supplemental agreement dated 1 September 2023 and a third supplemental agreement dated 8 May 2024, the “Charter J”) and made between Charterer J and Owner J, Owner J has agreed to bareboat charter Vessel J to Charterer J pursuant to the terms and conditions contained therein.

(J) By a bareboat charter dated 23 October 2022 (as amended and supplemented by a supplemental agreement dated 14 July 2023, a second supplemental agreement dated 1 September 2023 and a third supplemental agreement dated 8 May 2024, the “Charter K”) and made between Charterer K and Owner K, Owner K has agreed to bareboat charter Vessel K to Charterer K pursuant to the terms and conditions contained therein.

(K) By a bareboat charter dated 23 October 2022 (as amended and supplemented by a supplemental agreement dated 14 July 2023, a second supplemental agreement dated 1 September 2023 and a third supplemental agreement dated 8 May 2024, the “Charter L”, together with Charter B, Charter C, Charter D, Charter E, Charter F, Charter G, Charter H, Charter I, Charter J and Charter K, shall collectively be known as the “Charters” and any or, as the case may be, each, a “Charter”) and made between Charterer L and Owner L, Owner L has agreed to bareboat charter Vessel L to Charterer L pursuant to the terms and conditions contained therein.

(L) By a trust deed dated 23 October 2022 (as amended and supplemented from time to time, including by a supplemental agreement dated 14 July 2023, a second supplemental agreement dated 1 September 2023 and a third supplemental agreement dated 8 May 2024, the “Trust Deed”) made between amongst others, the Owners and the Charterers, it was agreed that the Receiving Owner (as defined in the Trust Deed) would hold certain Trust Property (as defined in the Trust Deed) on behalf of the Owners.

(M) The Charterers and the Guarantor have requested, and the Owners have agreed to certain amendments to the terms of the Charters, which include without limitation:

(i) an extension of the Charter Period (as defined in each of the Charters); and

(ii) the adjustment of the Margin (as defined in each of the Charters,

and the consequential amendments relating thereto (collectively the "Proposed Changes"), with effect from the date of this Supplemental Agreement.

(N) The Owners have granted their consent to the Proposed Changes and each of the Parties has agreed to, inter alia, amend the Charters and the other Leasing Documents to reflect such amendments upon the terms and conditions set out in this Supplemental Agreement.

IT IS AGREED as follows:

1 DEFINITIONS AND INTERPRETATION

1.1 Definitions

In this Supplemental Agreement:

“Amended Charter” means, in respect of a Charter, the additional clauses of such Charter together with the BARECON 2001, as amended and supplemented by this Supplemental Agreement.

“Existing Main Manager’s Undertaking” means in relation to a Vessel, the manager’s undertaking executed by the Main Manager in respect of such Vessel in favour of the Owner owning that Vessel.

“Leasing Documents” means the Leasing Documents as defined under each Charter.

“New Management Agreement” means the master management agreement entered into between the Guarantor for itself and on behalf of certain vessel charterers (including the Charterers) and the Main Manager with an effective date of 1 January 2025 for the provision of the technical and/or commercial management services for certain vessels (including the Vessels).“Obligor” means each of the parties to this Supplemental Agreement.

“Relevant Person” means each Obligor and each other Relevant Person as defined under the Charters.

“Security Documents” means the Security Documents as defined under each Charter.

“Security Interest” means:

(a) a mortgage, charge (whether fixed or floating) or pledge, any maritime or other lien assignment, hypothecation or any other security interest of any kind or any other agreement or arrangement having the effect of conferring a security interest;

(b) the security rights of a plaintiff under an action in rem; or

(c) any other right which confers on a creditor or potential creditor a right or privilege to receive the amount actually or contingently due to it ahead of the general unsecured creditors of the debtor concerned; however this paragraph (c) does not apply to a right of set off or combination of accounts conferred by the standard terms of business of a bank or financial institution.

“Vessel” means each or, as the context may require, any of Vessel B, Vessel C, Vessel D, Vessel E, Vessel F, Vessel G, Vessel H, Vessel I, Vessel J, Vessel K and Vessel L.

“Vessel B” means the container carrier named m.v. “Navios Summer” documented in the name of Owner B under the laws and flag of the Republic of the Marshall Islands with IMO Number 9308003 and includes any share or interest in that vessel and its engines, machinery, boats, tackle, outfit, spare gear, fuel, consumable or other stores, belongings and appurtenances whether on board or ashore and whether now owned or hereafter acquired.

“Vessel C” means the container carrier named m.v. “Navios Verano” (previously known as m.v. “Matson Oahu”) documented in the name of Owner C under the laws and flag of the Republic of the Marshall Islands with IMO Number 9308015 and includes any share or interest in that vessel and its engines, machinery, boats, tackle, outfit, spare gear, fuel, consumable or other stores, belongings and appurtenances whether on board or ashore and whether now owned or hereafter acquired.

“Vessel D” means the container carrier named m.v. “Navios Indigo” documented in the name of Owner D under the laws and flag of the Republic of the Marshall Islands with IMO Number 9324875 and includes any share or interest in that vessel and its engines, machinery, boats, tackle, outfit, spare gear, fuel, consumable or other stores, belongings and appurtenances whether on board or ashore and whether now owned or hereafter acquired.

“Vessel E” means the container carrier named m.v. “Navios Vermilion” documented in the name of Owner E under the laws and flag of the Republic of the Marshall Islands with IMO Number 9324837 and includes any share or interest in that vessel and its engines, machinery, boats, tackle, outfit, spare gear, fuel, consumable or other stores, belongings and appurtenances whether on board or ashore and whether now owned or hereafter acquired.

“Vessel F” means the container carrier named m.v. “Navios Verde” documented in the name of Owner F under the laws and flag of the Republic of the Marshall Islands with IMO Number 9324863 and includes any share or interest in that vessel and its engines, machinery, boats, tackle, outfit, spare gear, fuel, consumable or other stores, belongings and appurtenances whether on board or ashore and whether now owned or hereafter acquired.

“Vessel G” means the container carrier named m.v. “Navios Domino” documented in the name of Owner G under the laws and flag of the Republic of Liberia, with IMO Number 9478494 and includes any share or interest in that vessel and its engines, machinery, boats, tackle, outfit, spare gear, fuel, consumable or other stores, belongings and appurtenances whether on board or ashore and whether now owned or hereafter acquired.

“Vessel H” means the container carrier named m.v. “Matson Oahu” (previously known as “Navios Delight”) documented in the name of Owner H under the laws and flag of the Republic of the Marshall Islands with IMO Number 9352406 and includes any share or interest in that vessel and its engines, machinery, boats, tackle, outfit, spare gear, fuel, consumable or other stores, belongings and appurtenances whether on board or ashore and whether now owned or hereafter acquired.

“Vessel I” means the container carrier named m.v. “Matson Lanai” documented in the name of Owner I under the laws and flag of the Republic of the Marshall Islands with IMO Number 9334143 and includes any share or interest in that vessel and its engines, machinery, boats, tackle, outfit, spare gear, fuel, consumable or other stores, belongings and appurtenances whether on board or ashore and whether now owned or hereafter acquired.

“Vessel J” means the container carrier named m.v. “Navios Amarillo” documented in the name of Owner J under the laws and flag of the Republic of the Marshall Islands with IMO Number 9324849 and includes any share or interest in that vessel and its engines, machinery, boats, tackle, outfit, spare gear, fuel, consumable or other stores, belongings and appurtenances whether on board or ashore and whether now owned or hereafter acquired.

“Vessel K” means the container carrier named m.v. “Navios Destiny” documented in the name of Owner K under the laws and flag of the Republic of the Marshall Islands with IMO Number 9352418 and includes any share or interest in that vessel and its engines, machinery, boats, tackle, outfit, spare gear, fuel, consumable or other stores, belongings and appurtenances whether on board or ashore and whether now owned or hereafter acquired.

“Vessel L” means the container carrier named m.v. “Navios Devotion” documented in the name of Owner L under the laws and flag of the Republic of the Marshall Islands with IMO Number 9352420 and includes any share or interest in that vessel and its engines, machinery, boats, tackle, outfit, spare gear, fuel, consumable or other stores, belongings and appurtenances whether on board or ashore and whether now owned or hereafter acquired.

2 SPECIFIC AMENDMENTS TO CHARTERS

Each of the Charters shall be, and shall be deemed by this Supplemental Agreement to be, amended as follows:

(a) clause 60 (definitions) of each of the Charters (other than Charter H) shall be amended by deleting the definition of “Leasing Documents” in its entirety and replacing the same with the following new definition:

“"Leasing Documents" means this Charter, the First Supplemental Agreement, the Second Supplemental Agreement, the Third Supplemental Agreement, the Fourth Supplemental Agreement, the MOA, the Security Documents and the Trust Deed.”;

(b) clause 60 (definitions) of each of the Charters shall be amended by:

(i) inserting the following new definition of "Fourth Supplemental Agreement" immediately after the definition of "Flag State":

“"Fourth Supplemental Agreement" means the fourth supplemental agreement dated __________________ 2025 entered into between amongst others, the Charterers, the Owners, the Shareholder and the Guarantor pursuant to which this Charter and other Leasing Documents and the Other Charters and the Other Leasing Documents were further amended and supplemented the same upon the terms and conditions set out therein.”;

(ii) deleting the definition of “Payment Date” in its entirety and replacing the same with the following new definition:

“"Payment Date" means each of the seventy-five (75) dates described in Clause 36.5 (including, without limitation, the Second Payment Date), upon which an instalment of Charterhire is to be paid by the Charterers to the Owners pursuant to Clause 36 (Charterhire and Upfront Charterhire).”;

(iii) deleting the definition of “Margin” in its entirety and replacing the same with the following new definition:

“"Margin" means:

(a) for the period commencing from the Delivery Date to the thirty-ninth (39th) month after the Delivery Date, 2.10% per annum; and

(b) for the period commencing from the day falling immediately after the thirty-ninth (39th) month after the Delivery Date up to and including the last day of the Charter Period, 1.75% per annum.",

and the Charter shall continue to be binding on each of the parties to it in accordance with its terms as so amended and supplemented.”;

(iv) deleting the definition of “Early Purchase Option Fee” in its entirety and replacing the same with the following new definition:

“"Early Purchase Option Fee" means, in relation to an Early Purchase Option Date, an amount equal to the Outstanding Principal Balance multiplied by the following percentages pursuant to the table below corresponding with such Early Purchase Option Date:

Early Purchase Option Date	Percentage (%)
a day falling during the period commencing from the Delivery Date up to (and including) the date falling 27 months after the Delivery Date	1.0
a day falling during the period commencing from (and including) the day immediately following 27 months after the Delivery Date up to (and including) the date falling 39 months after the Delivery Date	0.5
a day falling during the period commencing from (and including) the day immediately following 39 months after the Delivery Date up to (and including) the last day of the natural expiration of the Charter Period	0

”; and

(v) inserting the following new definition of "Amendment Fee" immediately after the definition of "Approved Valuer":

“"Amendment Fee" shall have the meaning given to such term in Clause 41.4.”;

(c) clause 32 (charter period) of each Charter shall be deleted in its entirety and replaced with the following clause:

“32.2 The charter period shall, subject to the terms of this Charter, continue for a period of seventy-five (75) months from the Delivery Date.”

(d) clause 36.5 (charterhire and upfront charterhire) of each Charter shall be deleted in its entirety and replaced with the following clause:

“36.5 Subject to the terms of this Clause 36 (Charterhire and Upfront Charterhire) the Charterers shall pay to the Owners, the Charterhire monthly in advance in seventy-five (75) consecutive instalments to the Owners under this Charter provided that:

(a) the first instalment of the Charterhire shall be payable on the Delivery Date;

(b) the Charterers shall have the option (which may be exercisable by notifying the Owners in writing at least five (5) Business Days (or such shorter period acceptable to the Owners) prior to the date of the Payment Notice issued by the Charterers (in their capacity as sellers) under the MOA, of their intention to so exercise the same) of setting off, on the Delivery Date, their obligation to pay such first instalment of Charterhire against the Owners’ obligation to pay such portion of the Purchase Price in an amount equal to that first instalment of Charterhire, payable by the Owners (in their capacity as buyers) to the Charterers (in their capacity as sellers) under the MOA and if such option is exercised by the Charterers, the Charterers shall be deemed to have paid the first instalment of Charterhire to the Owners on the Delivery Date by virtue of the Owners setting off an amount equal to the first instalment of Charterhire from the Purchase Price payable by the Owners under the MOA against the Charterers' obligation to pay such first instalment of Charterhire under this Charter;

(c) the second instalment of Charterhire shall be payable on:

(i) in the case where the Delivery Date falls on the same date as the Navios Spring Delivery Date, the date falling one (1) month after the Delivery Date;

(ii) in the case where the Delivery Date falls after the Navios Spring Delivery Date, the date falling one (1) month after the Navios Spring Delivery Date;

(such payment date, the “Second Payment Date”);”

(d) the third instalment of Charterhire shall be payable on the date falling one (1) month after the Second Payment Date;

(e) each subsequent instalment of the Charterhire shall be payable on the date falling one (1) month after the previous instalment payment of the Charterhire; and

(f) the final instalment of the Charterhire shall be payable on the date falling seventy-four (74) months after the month in which the Delivery Date falls.”;

(e) clause 41 (fees and expenses) of each Charter shall be amended by inserting the following the new sub-paragraph 41.4 into such clause:

“41.4 In consideration of the Owners entering into the Fourth Supplemental Agreement, the Charterers shall pay without set-off, deduction or counterclaim, to the Owners or their nominee a non-refundable amendment fee equal to zero point seven five per cent. (0.75%) of the Original Expiry Purchase Price (the "Amendment Fee") within three (3) Business Days after the date of the Fourth Supplemental Agreement.”;

(f) clause 60 (definitions) of Charter B shall be amended by:

(i) deleting the definition of “Fixed Charterhire” in its entirety and replacing the same with the following new definition:

“"Fixed Charterhire" means:

(a) in relation to 1st to the 15th Payment Date, an amount equivalent to US$128,850;

(b) in relation to 16th to 27th Payment Date, an amount equivalent to US$79,150; and

(c) in relation to 28th to 75th Payment Date, an amount equivalent to US$49,525.”;

(ii) deleting the definition of “Expiry Purchase Price” in its entirety and replacing the same with the following new definition:

“"Expiry Purchase Price" means US$990,250.”; and

(iii) inserting the following new definition:

“"Original Expiry Purchase Price" means US$2,773,150.”;

(g) clause 60 (definitions) of Charter C shall be amended by:

(i) deleting the definition of “Fixed Charterhire” in its entirety and replacing the same with the following new definition:

“"Fixed Charterhire" means:

(a) in relation to 1st to the 15th Payment Date, an amount equivalent to US$128,850;

(b) in relation to 16th to 27th Payment Date, an amount equivalent to US$79,150; and

(c) in relation to 28th to 75th Payment Date, an amount equivalent to US$49,525.”;

(ii) deleting the definition of “Expiry Purchase Price” in its entirety and replacing the same with the following new definition:

“"Expiry Purchase Price" means US$ 990,250.”; and

(iii) inserting the following new definition:

“"Original Expiry Purchase Price" means US$ 2,773,150.”;

(h) clause 60 (definitions) of Charter D shall be amended by:

(i) deleting the definition of “Fixed Charterhire” in its entirety and replacing the same with the following new definition:

“"Fixed Charterhire" means:

(a) in relation to 1st to the 15th Payment Date, an amount equivalent to US$185,300;

(b) in relation to 16th to 27th Payment Date, an amount equivalent to US$113,825; and

(c) in relation to 28th to 75th Payment Date, an amount equivalent to US$71,225.”;

(ii) deleting the definition of “Expiry Purchase Price” in its entirety and replacing the same with the following new definition:

“"Expiry Purchase Price" means US$935,800.”; and

(iii) inserting the following new definition:

“"Original Expiry Purchase Price" means US$3,499,900.”;

(i) clause 60 (definitions) of Charter E shall be amended by:

(i) deleting the definition of “Fixed Charterhire” in its entirety and replacing the same with the following new definition:

“"Fixed Charterhire" means:

(a) in relation to 1st to the 15th Payment Date, an amount equivalent to US$185,300;

(b) in relation to 16th to 27th Payment Date, an amount equivalent to US$113,825; and

(c) in relation to 28th to 75th Payment Date, an amount equivalent to US$71,225.”;

(ii) deleting the definition of “Expiry Purchase Price” in its entirety and replacing the same with the following new definition:

“"Expiry Purchase Price" means US$935,800.”; and

(iii) inserting the following new definition:

“"Original Expiry Purchase Price" means US$3,499,900.”;

(j) clause 60 (definitions) of Charter F shall be amended by:

(i) deleting the definition of “Fixed Charterhire” in its entirety and replacing the same with the following new definition:

“"Fixed Charterhire" means:

(a) in relation to 1st to the 15th Payment Date, an amount equivalent to US$185,300;

(b) in relation to 16th to 27th Payment Date, an amount equivalent to US$113,825; and

(c) in relation to 28th to 75th Payment Date, an amount equivalent to US$71,225.”;

(ii) deleting the definition of “Expiry Purchase Price” in its entirety and replacing the same with the following new definition:

“"Expiry Purchase Price" means US$935,800.”; and

(iii) inserting the following new definition:

“"Original Expiry Purchase Price" means US$3,499,900.”;

(k) clause 60 (definitions) of Charter G shall be amended by:

(i) deleting the definition of “Fixed Charterhire” in its entirety and replacing the same with the following new definition:

“"Fixed Charterhire" means:

(a) in relation to 1st to the 15th Payment Date, an amount equivalent to US$196,400;

(b) in relation to 16th to 27th Payment Date, an amount equivalent to US$120,650; and

(c) in relation to 28th to 75th Payment Date, an amount equivalent to US$75,500.”;

(ii) deleting the definition of “Expiry Purchase Price” in its entirety and replacing the same with the following new definition:

“"Expiry Purchase Price" means US$982,200.”; and

(iii) inserting the following new definition:

“"Original Expiry Purchase Price" means US$ 3,700,200.”;

(l) clause 60 (definitions) of Charter H shall be amended by:

(i) the definition of "Leasing Documents" shall be deleted in its entirety and replaced with the following new definition of "Leasing Documents":

“"Leasing Documents" means this Charter, the First Supplemental Agreement, the Second Supplemental Agreement, the Side Letter, the Third Supplemental Agreement, the Fourth Supplemental Agreement, the MOA, the Security Documents and the Trust Deed.”;

(ii) deleting the definition of “Fixed Charterhire” in its entirety and replacing the same with the following new definition:

“"Fixed Charterhire" means:

(a) in relation to 1st to the 15th Payment Date, an amount equivalent to US$196,400;

(b) in relation to 16th to 27th Payment Date, an amount equivalent to US$120,650; and

(c) in relation to 28th to 75th Payment Date, an amount equivalent to US$75,500.”;

(iii) deleting the definition of “Expiry Purchase Price” in its entirety and replacing the same with the following new definition:

“"Expiry Purchase Price" means US$982,200.”; and

(iv) inserting the following new definition:

“"Original Expiry Purchase Price" means US$3,700,200.”;

(m) clause 60 (definitions) of Charter I shall be amended by:

(i) deleting the definition of “Fixed Charterhire” in its entirety and replacing the same with the following new definition:

“"Fixed Charterhire" means:

(a) in relation to 1st to the 15th Payment Date, an amount equivalent to US$185,300;

(b) in relation to 16th to 27th Payment Date, an amount equivalent to US$113,825; and

(c) in relation to 28th to 75th Payment Date, an amount equivalent to US$71,225.”;

(ii) deleting the definition of “Expiry Purchase Price” in its entirety and replacing the same with the following new definition:

“"Expiry Purchase Price" means US$935,800.”; and

(iii) inserting the following new definition:

“"Original Expiry Purchase Price" means US$3,499,900”;

(n) clause 60 (definitions) of Charter J shall be amended by:

(i) deleting the definition of “Fixed Charterhire” in its entirety and replacing the same with the following new definition:

“"Fixed Charterhire" means:

(a) in relation to 1st to the 15th Payment Date, an amount equivalent to US$185,300;

(b) in relation to 16th to 27th Payment Date, an amount equivalent to US$113,825; and

(c) in relation to 28th to 75th Payment Date, an amount equivalent to US$71,225.”;

(ii) deleting the definition of “Expiry Purchase Price” in its entirety and replacing the same with the following new definition:

“"Expiry Purchase Price" means US$935,800.”; and

(iii) inserting the following new definition:

“"Original Expiry Purchase Price" means US$3,499,900.”;

(o) clause 60 (definitions) of Charter K shall be amended by:

(i) deleting the definition of “Fixed Charterhire” in its entirety and replacing the same with the following new definition:

“"Fixed Charterhire" means:

(a) in relation to 1st to the 15th Payment Date, an amount equivalent to US$222,350;

(b) in relation to 16th to 27th Payment Date, an amount equivalent to US$136,600; and

(c) in relation to 28th to 75th Payment Date, an amount equivalent to US$85,475.”;

(ii) deleting the definition of “Expiry Purchase Price” in its entirety and replacing the same with the following new definition:

“"Expiry Purchase Price" means US$922,750.”; and

(iii) inserting the following new definition:

“"Original Expiry Purchase Price" means US$3,999,850.”; and

(p) clause 60 (definitions) of Charter L shall be amended by:

(i) deleting the definition of “Fixed Charterhire” in its entirety and replacing the same with the following new definition:

“"Fixed Charterhire" means:

(d) in relation to 1st to the 15th Payment Date, an amount equivalent to US$222,350;

(e) in relation to 16th to 27th Payment Date, an amount equivalent to US$136,600; and

(f) in relation to 28th to 75th Payment Date, an amount equivalent to US$85,475.”;

(ii) deleting the definition of “Expiry Purchase Price” in its entirety and replacing the same with the following new definition:

“"Expiry Purchase Price" means US$922,750.”; and

(iii) inserting the following new definition:

“"Original Expiry Purchase Price" means US$3,999,850.”;

and each such Charter shall continue to be binding on each of the parties to it in accordance with its terms as so amended and supplemented.

3 REPRESENTATIONS AND WARRANTIES

Each of the Obligors makes the following representations to the Owners on the date of this Supplemental Agreement:

(a) it is duly incorporated or formed, validly existing and (where relevant) in good standing under the laws of its jurisdiction of its incorporation or formation;

(b) it has the corporate or limited partnership capacity, has taken all corporate or limited partnership actions, and has obtained all consents, approvals, authorisations, licenses or permits necessary, in each case for it:

(i) to execute this Supplemental Agreement; and

(ii) to comply with and perform its obligations under this Supplemental Agreement;

(c) all consents, approvals, authorisations, licenses or permits referred to in paragraph (b) above required or desirable to (i) enable it lawfully to enter into, exercise its rights and comply with its obligations in this Supplemental Agreement and (ii) to make this Supplemental Agreement admissible in evidence in its Relevant Jurisdictions, have been obtained or effected and are in full force and effect;

(d) all the consents, approvals, authorisations, licenses or permits referred to in paragraph (b) above remain in force and nothing has occurred which makes any of them liable to revocation;

(e) this Supplemental Agreement constitutes its legal, valid and binding obligations enforceable against such party in accordance with its respective terms and any relevant insolvency laws affecting creditors' rights generally;

(f) the choice of governing law as stated in this Supplemental Agreement and the agreement by such party to refer disputes to the relevant courts or tribunals as stated in this Supplemental Agreement are valid and binding against it;

(g) neither it nor any of its assets are entitled to immunity on the grounds of sovereignty or otherwise from any legal action or proceeding (which shall include, without limitation, suit, attachment prior to judgment, execution or other enforcement);

(h) neither it nor any of its assets, in each case, has any right to immunity from set off, legal proceedings, attachment prior to judgment or other attachment or execution of judgment on the grounds of sovereign immunity or otherwise; and

(i) it is not insolvent or in liquidation or administration or subject to any other formal or informal insolvency procedure, and no receiver, administrative receiver, administrator, liquidator, trustee or analogous officer has been appointed in respect of it or all or material part of its assets.

4 AMENDMENTS TO LEASING DOCUMENTS

With effect on and from the date of this Supplemental Agreement, it is hereby agreed by the parties hereto that:

(a) each of the references to the term "Management Agreement" in each Existing Main Manager’s Undertaking shall be deemed amended and construed to refer to the New Management Agreement with effect from 1 January 2025; and

(b) each of the Leasing Documents shall be deemed amended as follows:

(i) the definition of, and references throughout such documents to a Charter shall be construed as if the same referred to such Charter, as amended and supplemented by this Supplemental Agreement;

(ii) the definition of, and references throughout such documents to, “a Leasing Document” (other than the relevant Charter) and “the Leasing Documents” (other than the relevant Charter) shall be construed as if the same referred to such Leasing Document or Leasing Documents, as the case may be, as amended and supplemented by this Supplemental Agreement; and

(iii) by construing references throughout such documents to “this Agreement”, “this Deed”, “this Charter” and other like expressions as if the same referred to the relevant Leasing Documents, as amended and supplemented by this Supplemental Agreement (and in the case of each Charter, as amended and supplemented by this Supplemental Agreement).

5 OBLIGOR CONFIRMATION

With effect on and from the date of this Supplemental Agreement, each Obligor hereby agrees and confirms that:

(a) it accepts each Amended Charter;

(b) it is bound as a Relevant Person (as defined in each Amended Charter);

(c) (if it is the Guarantor) confirms that its guarantee and indemnity under the Guarantee (as defined in each of the Charters) to which it is a party:

(i) continues to have full force and effect on the terms of such guarantee, as amended and supplemented by this Supplemental Agreement;

(ii) extends to the obligations of the relevant Charterer and the other Relevant Persons under the Leasing Documents, as amended and supplemented by this Supplemental Agreement;

(d) each of the Leasing Documents to which it is a party is in no way impaired and remain in full force and effect (notwithstanding the changes contemplated under this Supplemental Agreement) and shall continue to stand as security and shall continue to constitute its legal, valid and binding obligations under such Leasing Document, as supplemented and amended by this Supplemental Agreement (and in the case of each Charter, as amended and supplemented by this Supplemental Agreement);

(e) any Security Interest created by it under the Leasing Documents to which it is a party extends to the obligations of the relevant Obligor thereunder as amended and supplemented by this Supplemental Agreement and is hereby affirmed;

(f) the obligations of such Obligor under the Leasing Documents to which it is a party, as amended and supplemented by this Supplemental Agreement are included in the Secured Liabilities (as defined in the Security Documents to which it is a party);

(g) any Security Interest created under the Leasing Documents to which it is a party continues to be in full force and effect on the terms of such Leasing Documents;

(h) each of the Leasing Documents to which it is a party continues to be in full force and effect and continues to be valid and binding against it, notwithstanding the amendments set out or contemplated pursuant to this Supplemental Agreement and is hereby affirmed; and

(i) it will make any necessary filings or variation of existing security filings in respect of all Security Interests created by it under the Leasing Documents to which it is a party.

6 FURTHER ASSURANCES

(a) Each Obligor shall (and shall procure that each other Relevant Person will) promptly, and in any event within the time period specified by the Owners do all such acts (including procuring or arranging any registration, notarisation or authentication or the giving of any notice) or execute or procure execution of all such documents (including assignments, transfers, mortgages, charges, notices, instructions, acknowledgments, proxies and powers of attorney), as the Owners may specify (and in such form as the Owners may require in favour of any Owner or its nominee(s)):

(i) to create, perfect, vest in favour of any Owner or protect the priority of the Security Interests or any right of any kind created or intended to be created under or evidenced by any of the Leasing Documents (which may include the execution of a mortgage, charge, assignment or other Security Interest over all or any of the assets which are, or are intended to be, the subject of a Security Document) or for the exercise of any rights, powers and remedies of the Owners or any receiver or delegate provided by or pursuant to the Leasing Documents or by law;

(ii) to confer on any Owner Security Interest over any property and assets of that Relevant Person located in any jurisdiction equivalent or similar to the Security Interests intended to be conferred by or pursuant to the Security Documents;

(iii) to facilitate or expedite the realisation and/or sale of, the transfer of title to or the grant of, any interest in or right relating to the assets which are, or are intended to be, the subject of the Security Interests under the Security Documents or to exercise any power specified in any Leasing Document in respect of which the Security Interest has become enforceable; and/or

(iv) to enable or assist the Owners to enter into any transaction to commence, defend or conduct any proceedings and/or to take any other action relating to any assets which are the subject of Security Interests under the Security Documents.

(b) Each Obligor shall, and shall procure that each other Relevant Person will, take all such action as is available to it (including making all filings and registrations) as may be necessary for the purpose of the creation, perfection, protection or maintenance of any Security Interest conferred or intended to be conferred on any Owner by or pursuant to the Leasing Documents.

(c) At the same time as an Obligor delivers to an Owner any document executed by itself or another Relevant Person pursuant to this Clause 6 (Further Assurances), that Obligor shall deliver, or shall procure that such other Relevant Person will deliver, to such Owner(s) reasonable evidence that that Obligor's or other Relevant Person’s execution of such document has been duly authorised by it.

7 COSTS AND EXPENSES

All costs and expenses incurred by the Owners in connection with this Supplemental Agreement and the arrangements contemplated hereby shall be for the account of the Charterers. For the avoidance of doubt, any costs and expenses pertaining to the actions contemplated by this Supplemental Agreement (including legal costs arising out of the preparation, negotiation and execution of this Supplemental Agreement) shall be for the account of the Charterers.

8 SUPPLEMENTAL PROVISIONS

(a) All other terms and conditions of each Leasing Document shall remain unaltered and in full force and effect, as amended and supplemented by this Supplemental Agreement.

(b) This Supplemental Agreement supplements and amends, inter alia, the Charters. In the event that there is a conflict or contradiction between the terms of this Supplemental Agreement and the terms of any Charter or any other Leasing Document, the terms of this Supplemental Agreement shall prevail.

(c) This Supplemental Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Supplemental Agreement.

(d) This Supplemental Agreement is hereby designated by the Owners and the Charterers, and confirmed by each of the Obligors, as a “Leasing Document” under each of the Charters.

9 GOVERNING LAW

This Supplemental Agreement and any non-contractual rights and obligations arising out of or in connection therewith shall be governed by and construed in accordance with English law.

10 ARBITRATION

(a) Any dispute arising out of or in connection with this Supplemental Agreement (including a dispute relating to the existence, validity or termination of this Supplemental Agreement or any non-contractual obligation arising out of or in connection with it) (a "Dispute") shall be referred to and finally resolved by arbitration in London in accordance with the Arbitration Act 1996 or any statutory modification or re-enactment thereof save to the extent necessary to give effect to the provisions of this Clause 10 (Arbitration).

(b) The arbitration shall be conducted in accordance with the London Maritime Arbitrators Association ("LMAA") Terms current at the time when the arbitration proceedings are commenced.

(c) The seat, or legal place, of arbitration shall be England.

(d) The language of the arbitration shall be English.

(e) The reference shall be to three (3) arbitrators selected as follows:

(i) In the event that the request for arbitration names only one claimant and one respondent, and no Party has exercised its right to joinder or intervention in accordance with the paragraphs below, the claimant and the respondent shall each appoint one arbitrator within fourteen (14) calendar days after the expiry of the period during which parties can exercise their right to joinder or intervention. If either party fails to appoint an arbitrator as provided, then, upon the application of any party, that arbitrator shall be appointed by the President of the LMAA. The two arbitrators shall appoint the third arbitrator who shall act as presiding arbitrator. If the two arbitrators fail to appoint the presiding arbitrator within forty-five (45) calendar days of the appointment of the second arbitrator, the presiding arbitrator shall be appointed by the President of the LMAA.

(ii) In the event that more than two Parties are named as parties to the arbitration in the request for arbitration or at least one Party exercises its right to joinder or intervention in accordance with the paragraphs below, the Owners (hereinafter, "Group A") shall appoint one arbitrator and the other Parties (collectively, "Group B" and together with Group A, the "Groups" and each, a "Group") shall jointly appoint the other arbitrator, both within fourteen (14) calendar days after the expiry of the period within which parties can exercise their right to joinder or intervention. If either Group fails to appoint an arbitrator as provided above, the President of the LMAA shall, upon request of the other Group, appoint all three arbitrators and designate one of them to act as presiding arbitrator. If the claimant(s) and the respondent(s) appoint the arbitrators as provided above, the two arbitrators shall appoint the third arbitrator, who shall act as presiding arbitrator. If the two arbitrators fail to appoint the third arbitrator within forty-five (45) calendar days of the appointment of the second arbitrator, the presiding arbitrator shall be appointed by the President of the LMAA.

(iii) Any Party may, either separately or together with any other Party, initiate arbitration proceedings hereunder by submitting a written notice of claim, counterclaim or cross-claim all other Parties to this Supplemental Agreement and to the LMAA.

(iv) Any Party may intervene in any arbitration proceedings hereunder by submitting a written notice of claim, counterclaim or cross-claim against any party to this Supplemental Agreement, provided that such notice is also sent to all other Parties and to the LMAA within thirty (30) calendar days from the receipt by such intervening party of the relevant request for arbitration or notice or cross claim, counterclaim or cross-claim.

(v) Any Party named as respondent in a request for arbitration, or a notice of claim, counterclaim or cross-claim, may join any other Party in any arbitration proceedings hereunder by submitting a written notice of claim, counterclaim or cross-claim against that Party, provided that such notice is also sent to all other Parties and to the LMAA within thirty (30) calendar days from the receipt by such respondent of the relevant request for arbitration or notice of claim, counterclaim or cross-claim. For the avoidance of doubt, each Party agrees that it may be joined as an additional party to an arbitration involving other Parties under this Supplemental Agreement.

(vi) Any joined or intervening Party shall be bound by any award rendered by the arbitral tribunal even if such party chooses not to participate in the arbitration proceedings.

(f) Notwithstanding the above, the Parties further agree that if any Dispute:

(i) raises issues of law which are substantially the same as, or connected with, issues raised in an Existing Dispute; or

(ii) arises out of substantially the same facts as are the subject of an Existing Dispute,

(in either case a "Related Dispute"),

then the arbitral tribunal appointed or to be appointed in respect of such Existing Dispute shall also be appointed as the arbitral tribunal in respect of the Related Dispute. In such case, the arbitral tribunal may, having regard to the state of the arbitral proceedings of the Existing Dispute and any other circumstances it regards as relevant, consolidate the arbitral proceedings arising out of the Existing Dispute and the Related Dispute. For this purpose the Parties adhere to and consent to be bound by the arbitration agreement contained in each of the other Leasing Documents, such arbitration agreement being identical or substantially similar to the arbitration agreement made in this Clause 10 (Arbitration).

In particular, the Parties agree and acknowledge that:

(A) any consolidation order granted by any arbitral tribunal appointed under this or under any of the other Leasing Documents shall be binding on the Parties;

(B) the arbitral tribunal shall have exclusive jurisdiction to resolve the Existing Dispute and the Related Dispute that are the subject of the consolidation order;

(C) they shall be bound by any award rendered by the arbitral tribunal; and

(D) the arbitral tribunal may give such directions in the consolidated arbitral proceedings as it considers appropriate to:

(1) give effect to the consolidation and make provision for any costs which may result from it (including costs in any arbitration rendered functus officio by the consolidation); and

(2) ensure the proper organisation of the consolidated arbitral proceedings and that all issues between the Parties are properly formulated and resolved.

(g) In relation to any arbitration rendered functus officio by a consolidation pursuant to paragraph (f) above, such termination is without prejudice to:

(i) the validity of any acts done or orders made in the arbitration before the termination;

(ii) the arbitral tribunal's entitlement to be paid their proper fees and disbursements arising from such arbitration; and

(iii) the date when any claim or defence was raised for the purpose of applying any limitation bar or any like rule or provision.

(h) In the event that there is any dispute as to whether a dispute is a Related Dispute for the purposes of this Clause 10 (Arbitration), such dispute shall be resolved by the arbitral tribunal appointed or to be appointed in respect of the Existing Dispute. If two or more arbitral tribunals under this Supplemental Agreement or any of the other Leasing Documents issue consolidation orders, the order issued first shall prevail.

(i) For the purposes of this Clause 10 (Arbitration), an "Existing Dispute" shall mean a dispute which has already been referred to arbitration (i) by any of the Parties under this Supplemental Agreement; or (ii) by any of the parties under any of the other Leasing Documents (to the extent those Leasing Documents contain an arbitration agreement).

(j) In cases where neither the claim nor any counterclaim exceeds the sum of US$100,000 (or such other sum as the parties may agree) the arbitration shall be conducted in accordance with the LMAA Small Claims Procedure current at the time when the arbitration proceedings are commenced. Where the reference is to three (3) arbitrators the procedure for making appointments shall be in accordance with the procedure for full arbitration stated above.

IN WITNESS WHEREOF, the Parties hereto have caused this Supplemental Agreement to be duly executed and delivered as a deed on the date and year first above written.

EXECUTION PAGE

OWNER B

SIGNED, SEALED AND DELIVERED AS A DEED

by

as an attorney-in-fact /s/ Cong Meng

for and on behalf of

XIANG H119 INTERNATIONAL SHIP

LEASE CO., LIMITED

in the presence of:

Witness' signature: /s/ Zhang Wenzhuo

Witness' name:

Witness' address:

OWNER C

SIGNED, SEALED AND DELIVERED AS A DEED

by

as an attorney-in-fact /s/ Cong Meng

for and on behalf of

XIANG H129 INTERNATIONAL SHIP

LEASE CO., LIMITED

in the presence of:

Witness' signature:

Witness' name: /s/ Zhang Wenzhuo

Witness' address:

OWNER D

SIGNED, SEALED AND DELIVERED AS A DEED

by

as an attorney-in-fact /s/Cong Meng

for and on behalf of

XIANG H130 INTERNATIONAL SHIP

LEASE CO., LIMITED

in the presence of:

Witness' signature:

Witness' name: /s/Zhang Wenzhuo

Witness' address:

OWNER E

SIGNED, SEALED AND DELIVERED AS A DEED

by

as an attorney-in-fact /s/Cong Meng

for and on behalf of

XIANG H131 INTERNATIONAL SHIP

LEASE CO., LIMITED

in the presence of:

Witness' signature:

Witness' name: /s/Zhang Wenzhuo

Witness' address:

OWNER F

SIGNED, SEALED AND DELIVERED AS A DEED

by

as an attorney-in-fact /s/Cong Meng

for and on behalf of

XIANG H132 INTERNATIONAL SHIP )

LEASE CO., LIMITED

in the presence of:

Witness' signature:

Witness' name: /s/Zhang Wenzhuo

Witness' address:

OWNER G

SIGNED, SEALED AND DELIVERED AS A DEED

by

as an attorney-in-fact

for and on behalf of /s/Cong Meng

JIAHAI INTERNATIONAL SHIP

LEASE CO., LIMITED

in the presence of:

Witness' signature:

Witness' name: /s/Zhang Wenzhuo

Witness' address:

OWNER H

SIGNED, SEALED AND DELIVERED AS A DEED

by

as an attorney-in-fact

for and on behalf of /s/ Cong Meng

JIALONG INTERNATIONAL SHIP

LEASE CO., LIMITED

in the presence of:

Witness' signature:

Witness' name: /s/Zhang Wenzhuo

Witness' address:

OWNER I

SIGNED, SEALED AND DELIVERED AS A DEED

by

as an attorney-in-fact

for and on behalf of /s/Cong Meng

LONGSHI INTERNATIONAL SHIP

LEASE CO., LIMITED

in the presence of:

Witness' signature:

Witness' name: /s/Zhang Wenzhuo

Witness' address:

OWNER J

SIGNED, SEALED AND DELIVERED AS A DEED

by

as an attorney-in-fact /s/Cong Meng

for and on behalf of

LONGLI INTERNATIONAL SHIP

LEASE CO., LIMITED

in the presence of:

Witness' signature:

Witness' name: /s/Zhang Wenzhuo

Witness' address:

OWNER K

SIGNED, SEALED AND DELIVERED AS A DEED

by

as an attorney-in-fact

for and on behalf of /s/Cong Meng

XIANG L33 HK INTERNATIONAL SHIP

LEASE CO., LIMITED

in the presence of:

Witness' signature:

Witness' name: /s/Zhang Wenzhuo

Witness' address:

OWNER L

SIGNED, SEALED AND DELIVERED AS A DEED

by

as an attorney-in-fact /s/Cong Meng

for and on behalf of

XIANG T51 HK INTERNATIONAL SHIP

LEASE CO., LIMITED

in the presence of:

Witness' signature: /s/Zhang Wenzhuo

Witness' name:

Witness' address:

CHARTERER B

EXECUTED AND DELIVERED AS A DEED )

by

as an attorney-in-fact /s/Stratigoula Sakellariou

for an on behalf of

SILVANUS MARINE COMPANY

In the presence of:

Witness' signature: /s/ Maria Trivela

Witness' name:

Witness' address:

CHARTERER C

EXECUTED AND DELIVERED AS A DEED )

bY /s/Stratigoula Sakellariou

as an attorney-in-fact

for an on behalf of

MORVEN CHARTERING INC.

In the presence of:

Witness' signature: /s/ Maria Trivela

Witness' name:

Witness' address:

CHARTERER D

EXECUTED AND DELIVERED AS A DEED )

by /s/Stratigoula Sakellariou

as an attorney-in-fact

for an on behalf of

ISOLDE SHIPPING INC.

In the presence of:

/s/Maria Trivela

Witness' signature:

Witness' name:

Witness' address:

CHARTERER E

EXECUTED AND DELIVERED AS A DEED )

by

as an attorney-in-fact

for an on behalf of /s/ Stratigoula Sakellariou

VELOUR MANAGEMENT CORP.

In the presence of:

Witness' signature: /s/Maria Trivela

Witness' name:

Witness' address:

CHARTERER F

EXECUTED AND DELIVERED AS A DEED )

by

as an attorney-in-fact /s/Stratigoula Sakellariou

for an on behalf of

ENPLO SHIPPING LIMITED

In the presence of:

Witness' signature: /s/Maria Trivela

Witness' name:

Witness' address:

CHARTERER G

EXECUTED AND DELIVERED AS A DEED

by

as an attorney-in-fact /s/Stratigoula Sakellariou

for an on behalf of

OLYMPIA II NAVIGATION LIMITED

In the presence of:

Witness' signature: /s/Maria Trivela

Witness' name:

Witness' address:

CHARTERER H

EXECUTED AND DELIVERED AS A DEED )

by

as an attorney-in-fact /s/Stratigoula Sakellariou

for an on behalf of

PINGEL NAVIGATION LIMITED

In the presence of:

Witness' signature: /s/Maria Trivela

Witness' name:

Witness' address:

CHARTERER I

EXECUTED AND DELIVERED AS A DEED )

by /s/ Stratigoula Sakellariou

as an attorney-in-fact

for an on behalf of

EVIAN SHIPTRADE LTD

In the presence of:

Witness' signature: /s/ Maria Trivela

Witness' name:

Witness' address:

CHARTERER J

EXECUTED AND DELIVERED AS A DEED )

by

as an attorney /s/Stratigoula Sakellariou

for an on behalf of

ANTHIMAR MARINE INC.

In the presence of:

Witness' signature:

Witness' name: /s/ Maria Trivela

Witness' address:

CHARTERER K

EXECUTED AND DELIVERED AS A DEED

by ) /s/Stratigoula Sakellariou

as an attorney-in-fact )

for an on behalf of )

EBBA NAVIGATION LIMITED )

In the presence of: )

)

Witness' signature: )

Witness' name: )

Witness' address: ) /s/Maria Trivela

CHARTERER L

EXECUTED AND DELIVERED AS A DEED )

by ) /s/Stratigoula Sakellariou

as an attorney-in-fact )

for an on behalf of )

CLAN NAVIGATION LIMITED )

In the presence of: )

)

Witness' signature: ) /s/Maria Trivela

Witness' name: )

Witness' address: )

SHAREHOLDER

EXECUTED AND DELIVERED AS A DEED )

by )

being an attorney-in-fact ) Stratigoula Sakellariou

for and on behalf of )

NAVIOS PARTNERS CONTAINERS INC. )

in the presence of: )

)

Witness' signature: )

Witness' name: )

Witness' address: ) Maria Trivela

MAIN MANAGER

EXECUTED AND DELIVERED AS A DEED )

by )

being an attorney-in-fact ) Stratigoula Sakellariou

for and on behalf of )

NAVIOS SHIPMANAGEMENT INC. )

in the presence of: )

)

Witness' signature: )

Witness' name: ) Maria Trivela

Witness' address: )

SUB-MANAGER

EXECUTED AND DELIVERED AS A DEED )

by )

being an attorney-in-fact )

for and on behalf of ) Stratigoula Sakellariou

NAVIOS CONTAINERS MANAGEMENT INC. )

in the presence of: )

)

Witness' signature: )

Witness' name: )

Witness' address: ) Maria Trivela

GUARANTOR

EXECUTED AND DELIVERED AS A DEED )

by )

as an attorney-in-fact ) Stratigoula Sakellariou

for and on behalf of )

NAVIOS MARITIME PARTNERS L.P. )

In the presence of: )

)

Witness' signature: )

Witness' name: )

Witness' address: ) Maria Trivela